EXHIBIT 24(a)

CLECO CORPORATION

POWER OF ATTORNEY

WHEREAS, Cleco Corporation, a Louisiana corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended (the “Act”), an Annual Report on Form 10-K (the “Form 10-K”) for the Company’s fiscal year ended December 31, 2010, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

NOW, THEREFORE, the undersigned, in the capacity of a director or officer or both a director and officer of the Company, as the case may be, does hereby appoint Michael H. Madison, Darren J. Olagues, Wade A. Hoefling, and Judy P. Miller, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of January, 2011.

/s/ Sherian G. Cadoria
Sherian G. Cadoria

CLECO CORPORATION

POWER OF ATTORNEY

WHEREAS, Cleco Corporation, a Louisiana corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended (the “Act”), an Annual Report on Form 10-K (the “Form 10-K”) for the Company’s fiscal year ended December 31, 2010, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

NOW, THEREFORE, the undersigned, in the capacity of a director or officer or both a director and officer of the Company, as the case may be, does hereby appoint Michael H. Madison, Darren J. Olagues, Wade A. Hoefling and Judy P. Miller, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of January, 2011.

/s/ Richard B. Crowell
Richard B. Crowell

CLECO CORPORATION

POWER OF ATTORNEY

WHEREAS, Cleco Corporation, a Louisiana corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended (the “Act”), an Annual Report on Form 10-K (the “Form 10-K”) for the Company’s fiscal year ended December 31, 2010, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

NOW, THEREFORE, the undersigned, in the capacity of a director or officer or both a director and officer of the Company, as the case may be, does hereby appoint Michael H. Madison, Darren J. Olagues, Wade A. Hoefling, Judy P. Miller, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of January, 2011.

/s/ J. Patrick Garrett
J. Patrick Garrett

CLECO CORPORATION

POWER OF ATTORNEY

WHEREAS, Cleco Corporation, a Louisiana corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended (the “Act”), an Annual Report on Form 10-K (the “Form 10-K”) for the Company’s fiscal year ended December 31, 2010, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

NOW, THEREFORE, the undersigned, in the capacity of a director or officer or both a director and officer of the Company, as the case may be, does hereby appoint Michael H. Madison, Darren J. Olagues, Wade A. Hoefling, and Judy P. Miller, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of January, 2011.

/s/ Elton R. King
Elton R. King

CLECO CORPORATION

POWER OF ATTORNEY

WHEREAS, Cleco Corporation, a Louisiana corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended (the “Act”), an Annual Report on Form 10-K (the “Form 10-K”) for the Company’s fiscal year ended December 31, 2010, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

NOW, THEREFORE, the undersigned, in the capacity of a director or officer or both a director and officer of the Company, as the case may be, does hereby appoint Michael H. Madison, Darren J. Olagues, Wade A. Hoefling, and Judy P. Miller, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of January, 2011.

/s/ Logan W. Kruger
Logan W. Kruger

CLECO CORPORATION

POWER OF ATTORNEY

WHEREAS, Cleco Corporation, a Louisiana corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended (the “Act”), an Annual Report on Form 10-K (the “Form 10-K”) for the Company’s fiscal year ended December 31, 2010, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

NOW, THEREFORE, the undersigned, in the capacity of a director or officer or both a director and officer of the Company, as the case may be, does hereby appoint Michael H. Madison, Darren J. Olagues, Wade A. Hoefling, and Judy P. Miller, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of January, 2011.

/s/ William L. Marks
William L. Marks

CLECO CORPORATION

POWER OF ATTORNEY

WHEREAS, Cleco Corporation, a Louisiana corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended (the “Act”), an Annual Report on Form 10-K (the “Form 10-K”) for the Company’s fiscal year ended December 31, 2010, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

NOW, THEREFORE, the undersigned, in the capacity of a director or officer or both a director and officer of the Company, as the case may be, does hereby appoint Michael H. Madison, Darren J. Olagues, Wade A. Hoefling, and Judy P. Miller, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of January, 2011.

/s/ Robert T. Ratcliff, Sr.
Robert T. Ratcliff, Sr.

CLECO CORPORATION

POWER OF ATTORNEY

WHEREAS, Cleco Corporation, a Louisiana corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended (the “Act”), an Annual Report on Form 10-K (the “Form 10-K”) for the Company’s fiscal year ended December 31, 2010, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

NOW, THEREFORE, the undersigned, in the capacity of a director or officer or both a director and officer of the Company, as the case may be, does hereby appoint Michael H. Madison, Darren J. Olagues, Wade A. Hoefling, and Judy P. Miller, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of January, 2011.

/s/ Peter M. Scott III
Peter M. Scott III

CLECO CORPORATION

POWER OF ATTORNEY

WHEREAS, Cleco Corporation, a Louisiana corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended (the “Act”), an Annual Report on Form 10-K (the “Form 10-K”) for the Company’s fiscal year ended December 31, 2010, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

NOW, THEREFORE, the undersigned, in the capacity of a director or officer or both a director and officer of the Company, as the case may be, does hereby appoint Michael H. Madison, Darren J. Olagues, Wade A. Hoefling, and Judy P. Miller, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of January, 2011.

/s/ Shelley Stewart, Jr.
Shelley Stewart, Jr.

CLECO CORPORATION

POWER OF ATTORNEY

WHEREAS, Cleco Corporation, a Louisiana corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended (the “Act”), an Annual Report on Form 10-K (the “Form 10-K”) for the Company’s fiscal year ended December 31, 2010, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

NOW, THEREFORE, the undersigned, in the capacity of a director or officer or both a director and officer of the Company, as the case may be, does hereby appoint Michael H. Madison, Darren J. Olagues, Wade A. Hoefling, and Judy P. Miller, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of January, 2011.

/s/ William H. Walker, Jr.
William H. Walker, Jr.

CLECO CORPORATION

POWER OF ATTORNEY

WHEREAS, Cleco Corporation, a Louisiana corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended (the “Act”), an Annual Report on Form 10-K (the “Form 10-K”) for the Company’s fiscal year ended December 31, 2010, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

NOW, THEREFORE, the undersigned, in the capacity of a director or officer or both a director and officer of the Company, as the case may be, does hereby appoint Michael H. Madison, Darren J. Olagues, Wade A. Hoefling, and Judy P. Miller, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of January, 2011.

/s/ W. Larry Westbrook
W. Larry Westbrook